UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 7, 2008
PROLOGIS
(Exact name of registrant as specified in charter)

Maryland (State or other jurisdiction of Incorporation)	1-12846 (Commission File Number)	74-2604728 (I.R.S. Employer Identification No.)

4545 Airport Way, Denver, Colorado	80239

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, including Area Code: (303) 567-5000
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
Item 7.01. Regulation FD Disclosure
     On November 7, 2008, ProLogis will post to its corporate Website (and distribute to persons that have signed up for e-mail distributions of ProLogis information on the ProLogis corporate Website) data showing compliance at September 30, 2008 with the financial covenants contained in the company’s principal debt agreements. This information supplements the company’s October 23, 2008 press release announcing third quarter 2008 financial results and is provided in part to respond to questions asked in connection with the company’s October 23, 2008 conference call discussing such financial results. A copy of the information is furnished with this report as Exhibit 99.1, and is incorporated herein by reference. The company currently intends to continue to provide information concerning compliance with such financial covenants.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits. The following document has been furnished as an exhibit to this report and is incorporated by reference herein as described above.

Exhibit No.	Description
99.1	Information concerning credit agreement covenant compliance

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROLOGIS
Date: November 7, 2008	By:	/s/ William E. Sullivan
		Name:	William E. Sullivan
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

Exhibit 99.1	Information concerning credit agreement covenant compliance